SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K/A

                                 AMENDED REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  May 9, 2003


                             HENNESSY ADVISORS, INC.
             (Exact name of registrant as specified in its charter)


        California                       000-49872              68-0176227
(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                    File No.)          Identification No.)


750 Grant Avenue, Suite 100
Novato, California                                                 94945
(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number including area code:   (415) 899-1555


          (Former name or former address, if changed since last report)




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Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits

               Exhibit 99.1 Revised earnings release issued May 9, 2003, by Hennessy Advisors, Inc., for the six months ended March 31, 2003.




Item 9. Regulation FD Disclosure, and Item 12. Disclosure of Results of Operations and Financial Condition

                  The registrant has issued a revised earnings release for the six months ended March 31, 2003, which is included herein as Exhibit 99.1.






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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HENNESSY ADVISORS, INC.


May 9, 2003                         By:     /s/ Neil J. Hennessy
                                          --------------------------------------
                                            Neil J. Hennessy
                                            President













                                  EXHIBIT INDEX


Exhibit 99.1 Revised earnings release issued May 9, 2003, by Hennessy Advisors, Inc., for the six months ended March 31, 2003.







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